Risks	12 Months Ended
Dec. 31, 2025
Risks [Abstract]
RISKS

NOTE 19 — RISKS

A. Credit risk

Accounts receivable

In order to minimize the credit risk, the management of the Company monitors and ensures that follow-up action is taken to recover overdue debts. The Company considers the probability of default upon initial recognition of asset and whether there has been a significant increase in credit risk on an ongoing basis throughout each reporting period. To assess whether there is a significant increase in credit risk, the Company compares the risk of a default occurring on the asset as at the reporting date with the risk of default as at the date of initial recognition. It considers available reasonable and supportive forward-looking information, such as GDP growth rate and nominal GDP per capita. Based on the impairment assessment performed by the Company, the directors consider the loss allowance for account receivables as of December 31, 2025 and December 31, 2024 to be $21 and $19 respectively.

Cash and cash equivalents

The credit risk on liquid funds is limited because the counterparties are banks with high credit ratings assigned by international credit-rating agencies. The Company is exposed to concentration of credit risk on liquid funds which are deposited with several banks with high credit ratings.

Deposits, prepayments and other receivables

The Company assessed the impairment for deposits and other receivables, due from shareholders individually based on internal credit rating and ageing of these debtors which, in the opinion of the directors, have no significant increase in credit risk since initial recognition. Based on the impairment assessment performed by the Company, the management consider the loss allowance for deposits and other receivables, due from shareholders as of December 31, 2025 and December 31, 2024 is $5, and $4, respectively. The loss allowance for deposits and other receivables, due from shareholders as of December 30, 2025 and December 31, 2024 is $0, and $0, respectively.

Receivables from agents

The Company assessed the impairment for receivables from agents based on ageing of these debts and the recoverability of the deposits distributed by the agents to their sub-agents. Based on the assessment performed by the Company, the management have written off an amount of $818,780 during the year which were deemed not recoverable. The loss allowance for receivables from agents as of December 31, 2025 and December 31, 2024 were $nil.

B. Interest risk

Cash flow interest rate risk

The Company is exposed to cash flow interest rate risk through the changes in interest rates related mainly to the Company’s variable-rates bank balances.

The Company currently does not have any interest rate hedging policy in relation to fair value interest rate risk and cash flow interest rate risk. The directors monitor the Company’s exposures on an ongoing basis and will consider hedging the interest rate should the need arises.

Sensitivity analysis

The sensitivity analysis below has been determined by assuming that a change in interest rates had occurred at the end of the reporting period and had been applied to the exposure to interest rates for financial instruments in existence at that date. 1% increase or decrease is used when reporting interest rate risk internally to key management personnel and represents management’s assessment of the reasonably possible change in interest rates.

If interest rates had been 1% higher or lower and all other variables were held constant, the Company’s net (loss) income for the period/years ended December 31, 2025 and December 31, 2024 would have increased or decreased by approximately $52,890 and $26,894, respectively.

Foreign currency risk

Foreign currency risk is the risk that the holding of foreign currency assets will affect the Company’s financial position as a result of a change in foreign currency exchange rates.

The Company’s monetary assets and liabilities are mainly denominated in HK$, THB and RMB which are the same as the functional currencies of the relevant group entities. Hence, in the opinion of the directors of the Company, the currency risk of US$ is considered insignificant. The Company currently does not have a foreign currency hedging policy to eliminate currency exposures. However, the directors monitor the related foreign currency exposure closely and will consider hedging significant foreign currency exposures should the need arise.

Market Liquidity Risk

NewGenIvf is exposed to market liquidity risk with respect to certain assets held on our balance sheet. Market liquidity risk is the risk that we cannot realize the fair value of our assets when needed due to insufficient market depth, disruption, or the absence of willing buyers. As of December 31, 2025, we held Solana as treasury investment. These assets trade in markets that may experience periods of reduced liquidity, particularly during periods of economic stress or market disruption.

C. Economic and political risks

The Company’s operations are mainly conducted in Thailand, Cambodia and Kyrgyzstan. Accordingly, the Company’s business, financial condition, and results of operations may be influenced by changes in the political, economic, and legal environments in Thailand, Cambodia and Kyrgyzstan.

The Company’s operations in Thailand, Cambodia and Kyrgyzstan are subject to special considerations and significant risks. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in Thailand, Cambodia and Kyrgyzstan, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things including natural disasters and wars.

The recent war involving the US, Israel, and Iran has severely disrupted international travel, beginning with the immediate closure of airspace over several Middle Eastern countries and the suspension of flights through critical hubs like Dubai and Doha, which has stranded hundreds of thousands of passengers. This has forced airlines to cancel thousands of flights or take longer, more expensive routes, leading to a surge in ticket prices and the imposition of new fuel surcharges that are affecting travelers globally. Governments have responded by issuing widespread “do not travel” warnings for the region and organizing evacuations, while embassies have halted routine visa services, further complicating international mobility. The compounded effect is a climate of uncertainty where even trips not destined for the Middle East face potential delays, higher costs, and complex rebooking challenges.

D. Inflation risk

Management monitors changes in prices levels. Historically inflation has not materially impacted the Company’s consolidated financial statements; however, significant increases in the price of labor that cannot be passed to the Company’s customers could adversely impact the Company’s results of operations. Moreover, the recent escalation of the US-Israel-Iran conflict poses a significant threat to the global economy, primarily through the disruption of oil supplies, with cascading effects on the real estate sector in the UAE and a broad economic downturn across Asia, including Hong Kong and China. As the conflict intensifies around the Strait of Hormuz—through which nearly 20% of the world’s oil passes—global oil prices have surged past $100 per barrel, raising fears of an extended energy crisis. Such increase in oil prices might lead to domino effect on the overall costs of business operation for NewGenIvf and NewGenIvf might not be able to pass the cost pressure to its customers.